UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): February 15, 2007

BOOTIE BEER CORPORATION

(Exact name of registrant as specified in charter)

Florida	000-50104	85-0412495
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1890 Kentucky Avenue, Winter Park, FL	32789
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 407-622-5999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2007, the small business issuer requested a withdrawal of its registration statement under the Securities Act of 1933 covering the resale of common stock underlying certain convertible notes and warrants (the “Registration Statement.”)  Given the number and serious nature of the comments the small business issuer received on the Registration Statement, the small business issuer’s board of directors had serious doubts that the Registration Statement could be declared effective.  The small business issuer did not sell, or offer to sell, any securities pursuant to the Registration Statement.  To the best of our knowledge, the selling security holders did not sell, or offer to sell, any securities pursuant to the Registration Statement.

Item 9.01 Financial Statements and Exhibits.

None

(c)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOTIE BEER CORPORATION

Date: March 30, 2007	By:	/s/ Tania M. Torruella

Name: Tania M. Torruella Title: Chief Executive Officer